[BDO LOGO]    BDO Seidman, LLP              1900 Avenue of the Start, 11th Floor
              Accountants and Consultants   Los Angeles, California 90067
                                            Telephone: (310) 557-0300
                                            Fax: (310) 557-1777


July 26, 2005

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Dear Sir or Madam:

We have been furnished with a copy of the revised response to Item 4.01 of Form 8-K for the vent that occurred on July 12, 2005, to be filed by our former client, JB Oxford Holdings, Inc. We agree with the statements made in response to that item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO Seidman, LLP